FORM 8-K

                          CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                   Date of report: May 12, 2008
                  (Date of earliest event report)

                   American Capital Holdings, Inc.
    -------------------------------------------------------
     (Exact name of Registrant as specified in its charter)

        Florida                            65-0895564
  --------------------------------     -------------------
  (State or other jurisdiction            (IRS Employer
   of incorporation)                   Identification No.)

                             000-50776
                       ---------------------
                      (Commission File No.)


                       1016 Clemmons Street
                             Suite 302
                       Jupiter, FL 33477-3305
                           561-745-6789
 --------------------------------------------------------------
 (Address and Telephone Number of Principal Executive Offices)


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 (Former name or former address, if changed since last report)


                        Barney A. Richmond
                    1016 Clemmons St. Suite 302
                        Jupiter, FL 33477
                           561-880-0004
   -----------------------------------------------------------
   (Name, Address and Telephone Number of Agent for Service)


INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 8.01.  Other Events and Required FD Disclosure

At the request of The Depository Trust & Clearing Corporation "DTC" and several licensed brokerage firms, on May 12, 2008 American Capital Holdings, Inc. announced that it is extending the time to notify the Company regarding the distribution of 23,910,680 commons shares of eCom eCom.com, Inc. CUSIP
27889U 10 2 to its shareholders of record as of April 14, 2008.

Accordingly, American Capital Holdings, Inc has extend the date to provide the company with name, address and tax identification numbers until May 31, 2008.

As previously stated in the April 3, 2008 form 8-K, accession number 0001288012-08-000002, in order to perfect delivery of your property dividend shares:

1. If your shares are held in a brokerage account, you must have your broker forward to our offices verification of the amount of shares held in your account, your current mailing and e-mail addresses. The mailing address is required for proof of delivery of the dividend shares whereby we can file a final report with the United States Bankruptcy Court. The e-mail address is required for future communications regarding eCom and the other spin off companies.

2. If your shares are currently held individually in your name in certificate form, please notify American Capital Holdings, Inc. either through (a) United States regular mail at 1016 Clemmons Street, Suite 302, Jupiter, FL 33477-3305; or (b) by facsimile at 561.337.9356; or (c) by e-mail at dividend@achusa.com.

These Twenty Three Million Nine Hundred Ten Thousand Six Hundred Eighty (23,910,680) eCom escrowed shares will be distributed on a pro-rata basis based on completion of the above listed criteria.

Due to the extensive amount of certificate and address preparation, the estimated date to begin mailing these dividend shares is June 15, 2008.


FORWARD-LOOKING STATEMENTS
This report contains "forward-looking" statements, as that term is defined by federal securities laws. You can find these statements by looking for words such as "may," "will," "expect," "anticipate," "believe," "estimate" and similar words in this report. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Because the statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by the forward-looking statements. Risks and uncertainties that could cause actual results to vary materially from those anticipated by the forward-looking statements included in this report include unexpected difficulties in preparing the additional cash reconciliation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

American Capital Holdings, Inc. (Registrant)

Date: May 12, 2008
 /s/ Richard C. Turner
Richard C. Turner
Chief Financial Officer - American Capital Holdings, Inc.